UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



            Date of Report (Date of earliest reported) July 16, 2002
                                                       -------------


                             American River Holdings
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



         California                      0-31525                 68-0352144
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(State or other jurisdiction           (Commission              (IRS Employer
     Of incorporation)                 File Number)          Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California                95815
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code                (916) 565-6100
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Page 1 of 6 Pages
The Index to Exhibits is on Page 3

Item 5.  Other Events.

         Registrant issued a press release July 17, 2002 announcing second quarter and year-to-date 2002 financial results. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

(99.1) Press release dated July 17, 2002







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER HOLDINGS



                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
                                    Mitchell A. Derenzo, Chief Financial Officer




July 17, 2002


Page 2 of 6 Pages

                                INDEX TO EXHIBITS


Exhibit No.                 Description                                     Page
-----------                 -----------                                     ----

  99.1                      Press release of American River                   3
                            Holdings dated July 17, 2002




Page 3 of 6 Pages